Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended September 30, 2007

www.preit.com

NYSE: (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2007

Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method - Three Months Ended September 30, 2007 and 2006	4

Income Statement-Proportionate Consolidation Method - Nine Months Ended September 30, 2007 and 2006	5

Net Operating Income - Three Months Ended September 30, 2007 and 2006	6

Net Operating Income - Nine Months Ended September 30, 2007 and 2006	7

Computation of Earnings per Share	8

Funds From Operations and Funds Available for Distribution	9

Operating Statistics

Leasing Activity Summary	10

Summarized Rent Per Square Foot and Occupancy Percentages	11

Mall Sales and Rents Per Square Foot	12

Mall Occupancy - Owned GLA	13

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	14

Top Twenty Tenants	15

Lease Expirations	16

Gross Leasable Area Summary	17

Property Information	18

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	21

Balance Sheet - Property Type	22

Investment in Real Estate	23

Property Redevelopment and Repositioning Summary	25

Development Property Summary	27

Capital Expenditures	28

Debt Analysis	29

Debt Schedule	30

Shareholder Information	31

Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth herein, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT's Annual Report on Form 10-K for the year ended December 31, 2006. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of September 30, 2007, the Company’s retail portfolio, of approximately 33.7 million square feet, consisted of 55 properties including 38 shopping malls, 11 strip and power centers, and six properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Results for 2007 will be announced as follows (tentative dates):

Fourth Quarter 2007	February 26, 2008

Research Coverage

Company	Analyst	Phone Number
Citi Investment Research	Jonathan Litt	(212) 816-0231
	Ambika Goel	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Lehman Brothers	David Harris	(212) 526-1790

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wiggington	(212) 449-2729

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Mick Chiang	(212) 761-6385

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

October 29, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

July 31, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

Acquisitions, dispositions, development and redevelopment activities:

September 17, 2007 PREIT announced the grand opening of The Cheesecake Factory at Willow Grove Park in Willow Grove, Pennsylvania.

August 28, 2007 PREIT and Simon Property Group announced details regarding the Grand Opening of the Lifestyle expansion at Lehigh Valley Mall in Whitehall, Pennsylvania.

August 1, 2007 PREIT announced it will begin the development of Monroe Marketplace in Monroe Township, Pennsylvania, with a groundbreaking ceremony on August 2, 2007.

Financing activities:

August 1, 2007 PREIT redeemed all of its 2.475 million outstanding 11% Non-Convertible Senior Preferred Shares on July 31, 2007.

Other activities:

October 16, 2007 PREIT, Bank of America and Tasty Baking announced they are sponsoring the creation of a nine story mural to be known as the Jefferson Gateway Mural in Philadelphia, Pennsylvania.

October 11, 2007 PREIT scheduled its Third Quarter 2007 earnings call for Tuesday, October 30, 2007.

July 31, 2007 PREIT reported its results for the Second Quarter 2007.

July 10, 2007 PREIT scheduled its Second Quarter 2007 earnings call for Tuesday, July 31, 2007.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended September 30,		Year Ended December 31,
	2007	2006	2006	2005	2004
TRADING INFORMATION
High Price	$45.38	$43.41	$44.53	$50.20	$43.70
Low Price	$34.37	$37.30	$36.75	$35.24	$30.25
Average Daily Trading Volume	356,078	171,849	223,686	209,537	161,659
MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	38,664	36,865	36,947	36,521	36,272
O.P. Units Outstanding	2,682	3,959	4,297	4,156	4,414

Total Shares and O.P. Units	41,346	40,824	41,244	40,677	40,686

Market Price (closing price at end of period)	$38.94	$42.57	$39.38	$37.36	$42.80
Equity Market Capitalization - Shares and O.P. Units	$1,610,005	$1,736,920	$1,606,325	$1,519,679	$1,741,349
Preferred Shares, Nominal Value	—	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,610,005	1,860,670	1,730,075	1,643,429	1,865,099

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2)	533,648	277,000	333,148	436,900	271,000
Secured Debt Balance	1,837,860	1,798,976	1,789,511	1,523,745	1,326,127

Debt Capitalization	2,371,508	2,075,976	2,122,659	1,960,645	1,597,127

TOTAL MARKET CAPITALIZATION	$3,981,513	$3,936,646	$3,852,734	$3,604,074	$3,462,226

Preferred Shares/Total Market Capitalization	0.0%	3.1%	3.2%	3.4%	3.6%
Shares and O.P. Units/Total Market Capitalization	40.4%	44.1%	41.7%	42.2%	50.3%
Debt Capitalization/Total Market Capitalization	59.6%	52.7%	55.1%	54.4%	46.1%
Equity Capitalization/Total Market Capitalization	40.4%	47.3%	44.9%	45.6%	53.9%
Unsecured Debt Balance/Total Debt	22.5%	13.3%	15.7%	22.3%	17.0%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	(3)	$0.493	$1.935	$2.075	$1.617
Section 1250 Gain	(3)	—	0.037	—	0.026
Return of Capital/Non-Taxable	(3)	0.077	0.308	0.175	0.517

Distributions per share	$0.570	$0.570	$2.280	$2.250	$2.160

Annualized Dividend Yield(4)	5.9%	5.4%	5.8%	6.0%	5.0%
CAPITAL RESOURCES
Cash on Hand	$23,861	$21,457	$18,727	$25,828	$45,949
Credit Facility (5)	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(245,000)	(277,000)	(332,000)	(342,500)	(271,000)
Letters of Credit	(16,686)	(24,083)	(24,803)	(10,485)	(8,055)

Credit Facility Available(6)	238,314	198,917	143,197	147,015	220,945

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$918,029	$876,228	$817,778	$828,697	$922,748

(1)	The unsecured debt balance includes $1,148, $1,148 and $94,400 of corporate notes payable as of September 30, 2007, December 31, 2006 and December 31, 2005, respectively.

(2)	The unsecured debt balance includes $287,500 in exchangeable senior notes as of September 30, 2007.

(3)	Tax status of 2007 dividend payments will be available in January 2008.

(4)	Based on closing share price at the end of the period.

(5)	The Credit Facility may be increased to $650,000 under prescribed conditions.

(6)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended September 30, 2007 and 2006

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended September 30, 2007				Three months ended September 30, 2006
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenue:
Base rents	$71,547	$6,020	$—	$77,567	$70,644	$5,926	$909	$77,479
Expense reimbursements	33,369	2,234	—	35,603	33,951	1,934	509	36,394
Percentage rent	1,289	38	—	1,327	1,432	52	5	1,489
Lease termination revenue	690	5	—	695	440	145	—	585
Other real estate revenue	3,985	192	19	4,196	4,519	207	104	4,830

TOTAL REAL ESTATE REVENUE	110,880	8,489	19	119,388	110,986	8,264	1,527	120,777

Property operating expenses:
CAM and real estate taxes	(31,620)	(1,712)	—	(33,332)	(31,408)	(1,562)	(496)	(33,466)
Utilities	(6,886)	(252)	—	(7,138)	(6,886)	(225)	(252)	(7,363)
Other property operating expenses	(5,968)	(635)	—	(6,603)	(6,759)	(507)	(158)	(7,424)

TOTAL PROPERTY OPERATING EXPENSES	(44,474)	(2,599)	—	(47,073)	(45,053)	(2,294)	(906)	(48,253)

NET OPERATING INCOME	66,406	5,890	19	72,315	65,933	5,970	621	72,524

Management company revenue	854	—	—	854	546	—	—	546
Interest and other income	535	—	—	535	566	—	—	566
Other expenses:
General and administrative expenses	(9,888)	—	—	(9,888)	(9,567)	—	—	(9,567)
Income taxes and other	(109)	—	—	(109)	(142)	—	—	(142)
Interest expense(2)	(24,866)	(3,028)	—	(27,894)	(24,041)	(3,247)	(300)	(27,588)
Depreciation and amortization	(32,743)	(1,714)	—	(34,457)	(30,808)	(1,679)	(352)	(32,839)

Subtotal	189	1,148	19	1,356	2,487	1,044	(31)	3,500
Equity in income of partnerships	1,148	(1,148)	—	—	1,044	(1,044)	—	—
Gains on sales of non-operating real estate	247	—	—	247	166	—	—	166
Minority interest	(103)	—	—	(103)	(395)	—	—	(395)

TOTAL CONTINUING OPERATIONS	1,481	—	19	1,500	3,302	—	(31)	3,271

Discontinued Operations:
Operating results from discontinued operations	19	—	(19)	—	(31)	—	31	—
Gain on sale of discontinued operations	—	—	—	—	1,414	—	—	1,414
Minority interest	(1)	—	—	(1)	(141)	—	—	(141)

TOTAL DISCONTINUED OPERATIONS	18	—	(19)	(1)	1,242	—	31	1,273

NET INCOME	1,499	—	—	1,499	4,544	—	—	4,544

Dividends on preferred shares	(1,134)	—	—	(1,134)	(3,403)	—	—	(3,403)
Redemption of preferred shares	13,347	—	—	13,347	—	—	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$13,712	$—	$—	$13,712	$1,141	$—	$—	$1,141

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Capitalized interest expense of $4,455 and $2,799 is not included for the three months ended September 30, 2007 and September 30, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Nine Months Ended September 30, 2007 and 2006

Proportionate Consolidation Method(1)

(in thousands)

	Nine months ended September 30, 2007				Nine months ended September 30, 2006
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$213,300	$17,843	$530	$231,673	$210,909	$17,634	$2,780	$231,323
Expense reimbursements	101,028	6,708	436	108,172	99,544	5,852	1,568	106,964
Percentage rent	4,922	76	—	4,998	5,196	121	6	5,323
Lease termination revenue	1,408	6	—	1,414	2,583	263	152	2,998
Other real estate revenue	11,638	639	91	12,368	12,704	617	278	13,599

TOTAL REAL ESTATE REVENUE	332,296	25,272	1,057	358,625	330,936	24,487	4,784	360,207

Property operating expenses:
CAM and real estate taxes	(95,116)	(5,235)	(473)	(100,824)	(92,429)	(4,782)	(1,504)	(98,715)
Utilities	(19,055)	(697)	(259)	(20,011)	(17,965)	(658)	(773)	(19,396)
Other property operating expenses	(17,263)	(1,733)	(92)	(19,088)	(19,214)	(1,635)	(416)	(21,265)

TOTAL PROPERTY OPERATING EXPENSES	(131,434)	(7,665)	(824)	(139,923)	(129,608)	(7,075)	(2,693)	(139,376)

NET OPERATING INCOME	200,862	17,607	233	218,702	201,328	17,412	2,091	220,831

Management company revenue	1,827	—	—	1,827	1,832	—	—	1,832
Interest and other income	2,323	—	—	2,323	1,452	—	—	1,452
Other expenses:
General and administrative expenses	(31,314)	—	—	(31,314)	(29,817)	—	—	(29,817)
Executive separation	—	—	—	—	(3,985)	—	—	(3,985)
Income taxes and other	(520)	—	—	(520)	(383)	—	—	(383)
Interest expense (2)	(72,338)	(9,208)	(136)	(81,682)	(72,319)	(8,082)	(915)	(81,316)
Depreciation and amortization	(96,970)	(5,127)	(215)	(102,312)	(91,421)	(5,255)	(3,562)	(100,238)

Subtotal	3,870	3,272	(118)	7,024	6,687	4,075	(2,386)	8,376
Equity in income of partnerships	3,272	(3,272)	—	—	4,075	(4,075)	—	—
Gains on sales of interests in real estate	579	—	—	579	—	—	—	—
Gains on sales of non-operating real estate	1,731	—	—	1,731	381	—	—	381
Minority interest	(884)	—	—	(884)	(1,221)	—	—	(1,221)

TOTAL CONTINUING OPERATIONS	8,568	—	(118)	8,450	9,922	—	(2,386)	7,536

Discontinued Operations:
Operating results from discontinued operations	(118)	—	118	—	(2,386)	—	2,386	—
Gain on sale of discontinued operations	6,699	—	—	6,699	1,414	—	—	1,414
Minority interest	(691)	—	—	(691)	98	—	—	98

TOTAL DISCONTINUED OPERATIONS	5,890	—	118	6,008	(874)	—	2,386	1,512

NET INCOME	14,458	—	—	14,458	9,048	—	—	9,048

Dividends on preferred shares	(7,941)	—	—	(7,941)	(10,209)	—	—	(10,209)
Redemption of preferred shares	13,347	—	—	13,347	—	—	—	—

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$19,864	$—	$—	$19,864	$(1,161)	$—	$—	$(1,161)

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Capitalized interest expense of $11,883 and $6,154 is not included for the nine months ended September 30, 2007 and September 30, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended September 30, 2007 and 2006

(in thousands)

	Three months ended September 30, 2007			Three months ended September 30, 2006
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$77,518	$49	$77,567	$76,524	$955	$77,479
Expense reimbursements	35,603	—	35,603	35,886	508	36,394
Percentage rent	1,327	—	1,327	1,484	5	1,489
Lease termination revenue	695	—	695	585	—	585
Other real estate revenue	4,177	19	4,196	4,725	105	4,830

TOTAL REAL ESTATE REVENUE	119,320	68	119,388	119,204	1,573	120,777

Property operating expenses:
CAM and real estate taxes	(33,325)	(7)	(33,332)	(32,964)	(502)	(33,466)
Utilities	(7,138)	—	(7,138)	(7,111)	(252)	(7,363)
Other property operating expenses	(6,602)	(1)	(6,603)	(7,265)	(159)	(7,424)

TOTAL PROPERTY OPERATING EXPENSES	(47,065)	(8)	(47,073)	(47,340)	(913)	(48,253)

NET OPERATING INCOME	$72,255	$60	$72,315	$71,864	$660	$72,524

	Three months ended September 30, 2007			Three months ended September 30, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenue:
Base rent	$70,072	$7,446	$77,518	$69,027	$7,497	$76,524
Expense reimbursements	33,956	1,647	35,603	34,293	1,593	35,886
Percentage rent	1,290	37	1,327	1,439	45	1,484
Lease termination revenue	690	5	695	584	1	585
Other real estate revenue	4,129	48	4,177	4,670	55	4,725

TOTAL REAL ESTATE REVENUE	110,137	9,183	119,320	110,013	9,191	119,204

Property operating expenses:
CAM and real estate taxes	(31,678)	(1,647)	(33,325)	(31,423)	(1,541)	(32,964)
Utilities	(7,088)	(50)	(7,138)	(7,064)	(47)	(7,111)
Other property operating expenses	(6,415)	(187)	(6,602)	(7,159)	(106)	(7,265)

TOTAL PROPERTY OPERATING EXPENSES	(45,181)	(1,884)	(47,065)	(45,646)	(1,694)	(47,340)

NET OPERATING INCOME	$64,956	$7,299	$72,255	$64,367	$7,497	$71,864

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Nine Months Ended September 30, 2007 and 2006

(in thousands)

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$230,993	$680	$231,673	$228,405	$2,918	$231,323
Expense reimbursements	107,736	436	108,172	105,396	1,568	106,964
Percentage rent	4,998	—	4,998	5,316	7	5,323
Lease termination revenue	1,414	—	1,414	2,847	151	2,998
Other real estate revenue	12,277	91	12,368	13,321	278	13,599

TOTAL REAL ESTATE REVENUE	357,418	1,207	358,625	355,285	4,922	360,207

Property operating expenses:
CAM and real estate taxes	(100,329)	(495)	(100,824)	(97,197)	(1,518)	(98,715)
Utilities	(19,752)	(259)	(20,011)	(18,623)	(773)	(19,396)
Other property operating expenses	(18,992)	(96)	(19,088)	(20,847)	(418)	(21,265)

TOTAL PROPERTY OPERATING EXPENSES	(139,073)	(850)	(139,923)	(136,667)	(2,709)	(139,376)

NET OPERATING INCOME	$218,345	$357	$218,702	$218,618	$2,213	$220,831

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenue:
Base rent	$208,591	$22,402	$230,993	$206,099	$22,306	$228,405
Expense reimbursements	102,705	5,031	107,736	100,598	4,798	105,396
Percentage rent	4,917	81	4,998	5,226	90	5,316
Lease termination revenue	1,408	6	1,414	2,845	2	2,847
Other real estate revenue	12,112	165	12,277	13,158	163	13,321

TOTAL REAL ESTATE REVENUE	329,733	27,685	357,418	327,926	27,359	355,285

Property operating expenses:
CAM and real estate taxes	(95,193)	(5,136)	(100,329)	(92,458)	(4,739)	(97,197)
Utilities	(19,616)	(136)	(19,752)	(18,496)	(127)	(18,623)
Other property operating expenses	(18,334)	(658)	(18,992)	(20,359)	(488)	(20,847)

TOTAL PROPERTY OPERATING EXPENSES	(133,143)	(5,930)	(139,073)	(131,313)	(5,354)	(136,667)

NET OPERATING INCOME	$196,590	$21,755	$218,345	$196,613	$22,005	$218,618

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006 (1)	2007	2006 (1)
Income from continuing operations	$1,481	$3,302	$8,568	$9,922
Redemption of preferred shares	13,347	—	13,347	—
Dividends on preferred shares	(1,134)	(3,403)	(7,941)	(10,209)

Income (loss) from continuing operations allocable to common shareholders	13,694	(101)	13,974	(287)
Dividends on unvested restricted shares	(272)	(247)	(815)	(797)

Income (loss) from continuing operations used to calculate earnings per share - basic	13,422	(348)	13,159	(1,084)
Minority interest in properties-continuing operations	—	—	—	—

Income (loss) from continuing operations used to calculate earnings per share - diluted	$13,422	$(348)	$13,159	$(1,084)

Income (loss) from discontinued operations used to calculate earnings per share - basic	$18	$1,242	$5,890	$(874)
Minority interest in properties-discontinued operations	—	—	—	—

Income (loss) from discontinued operations used to calculate earnings per share - diluted	$18	$1,242	$5,890	$(874)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.35	$(0.01)	$0.35	$(0.03)
Income (loss) from discontinued operations	—	0.03	0.16	(0.02)

Income (loss) per share - basic	$0.35	$0.02	$0.51	$(0.05)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.35	$(0.01)	$0.35	$(0.03)
Income (loss) from discontinued operations	—	0.03	0.16	(0.02)

Income (loss) per share - diluted	$0.35	$0.02	$0.51	$(0.05)

Weighted average of common shares outstanding	38,659	36,721	37,744	36,646
Weighted average of unvested restricted shares	(477)	(439)	(524)	(457)

Weighted average shares outstanding - basic	38,182	36,282	37,220	36,189
Weighted average effect of common share equivalents (2)	294	—	362	—

Total weighted average shares outstanding - diluted	38,476	36,282	37,582	36,189

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.

(2)

Effect of common share equivalents are anti-dilutive due to the loss from continuing operations allocable to common shareholders, therefore the effect of common share equivalents is not included for the three and nine months ended September 30, 2006.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,		Year Ended December 31,
	2007	2006(1)	2007	2006(1)	2006(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$1,499	$4,544	$14,458	$9,048	$28,021
Redemption of preferred shares	13,347	—	13,347	—	—
Dividends on preferred shares	(1,134)	(3,403)	(7,941)	(10,209)	(13,613)
Minority interest	104	536	1,575	1,123	3,288
Gains on sales of interests in real estate	—	—	(560)	—	—
Gains on sales of interests in discontinued operations	—	(1,414)	(6,699)	(1,414)	(1,414)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	32,178	30,241	95,275	89,747	121,090
Unconsolidated partnerships	1,714	1,679	5,127	5,255	7,017
Discontinued operations	—	352	215	3,562	3,871

FFO	$47,708	$32,535	$114,797	$97,112	$148,260

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$47,708	$32,535	$114,797	$97,112	$148,260
Adjustments:
Straight line rent	(599)	(818)	(1,554)	(2,179)	(2,918)
Recurring capital expenditures	(6,005)	(5,181)	(9,633)	(8,408)	(15,172)
Tenant allowances	(4,485)	(5,460)	(9,783)	(12,899)	(18,521)
Capitalized leasing costs	(1,011)	(1,115)	(3,502)	(3,458)	(4,613)
Amortization of debt premium	(3,135)	(3,349)	(9,733)	(10,496)	(13,821)
Amortization of above- and below- market lease intangibles	(34)	134	(115)	196	101
Redemption of preferred shares	(13,347)	—	(13,347)	—	—

FAD	$19,092	$16,746	$67,130	$59,868	$93,316

Weighted average of common shares outstanding	38,181	36,282	37,219	36,189	36,256
Weighted average of O.P. Units outstanding	2,694	4,081	3,610	4,125	4,083
Weighted average effect of common share equivalents	295	560	363	590	599

Total weighted average shares outstanding, including O.P. Units	41,170	40,923	41,192	40,904	40,938

Net income (loss) per diluted share	$0.35	$0.02	$0.51	$(0.05)	$0.37
FFO per diluted share	$1.16	$0.80	$2.79	$2.37	$3.62
FAD per diluted share	$0.46	$0.41	$1.63	$1.46	$2.28
Dividend per Common Share	$0.57	$0.57	$1.71	$1.71	$2.28
PAYOUT RATIOS
Payout Ratio of FFO	56.5% (3)
Payout Ratio of FAD	93.2% (3)

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.

(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

(3)	Twelve months ended September 30, 2007.

Pennsylvania Real Estate Investment Trust

2007 Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	$ Change in Base Rent psf	% Change in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:
1st Quarter	19	60,893	$29.86	$32.15	$2.30	7.7%	$0.54
2nd Quarter	29	72,929	25.61	30.94	5.33	20.8%	2.34
3rd Quarter	29	87,409	36.26	39.09	2.83	7.8%	2.61

Total/Average	77	221,231	$30.99	$34.49	$3.51	12.1%	$1.95

Previously Vacant Space:
1st Quarter	37	235,070	$—	$23.54	$23.54	N/A	$6.83
2nd Quarter	48	169,889	—	26.05	26.05	N/A	4.49
3rd Quarter	29	134,218	—	24.71	24.71	N/A	7.48

Total/Average	114	539,177	$—	$24.62	$24.62	N/A	$6.26

Renewal (2):
1st Quarter	93	386,965	$18.42	$21.02	$2.60	14.1%	$0.11
2nd Quarter	107	223,891	26.93	29.45	2.52	9.4%	0.02
3rd Quarter	79	230,501	20.11	20.52	0.40	2.0%	0.12

Total/Average	279	841,357	$21.15	$23.13	$1.98	9.5%	$0.09

Anchor Renewal:
1st Quarter	1	100,115	$2.98	$2.98	$—	0.0%	$—
2nd Quarter	3	247,882	2.03	2.03	—	0.0%	—
3rd Quarter	1	130,178	2.91	2.91	—	0.0%	—

Total/Average	5	478,175	$2.31	$2.47	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)	This category includes expansions, downsizings and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	September 30, 2007			September 30, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average(1)	$30.32	90.0%	87.3%	$29.88	89.2%	86.4%	1.5%	0.8%	0.9%
Power and Strip Centers weighted average	$16.04	96.2%	94.1%	$15.67	97.6%	96.2%	2.4%	-1.4%	-2.1%
Retail Portfolio weighted average	$27.07	90.8%	88.4%	$26.62	90.3%	87.9%	1.7%	0.5%	0.5%
Consolidated Properties	$28.24	90.2%	87.5%	$27.90	89.4%	86.6%	1.2%	0.8%	0.9%
Unconsolidated Properties	$22.22	95.6%	93.7%	$21.31	97.0%	95.8%	4.2%	-1.6%	-2.1%
Same Properties	$27.07	90.8%	88.4%	$26.62	90.3%	87.9%	1.7%	0.5%	0.5%

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet was $12.98/sq ft as of September 30, 2007, and $12.93/sq ft as of September 30, 2006.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		September 30, 2007			September 30, 2006			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	41.8%
Lehigh Valley Mall		$39.72	$485	11.7%	$38.09	$491	8.5%	4.3%	-1.3%	3.3%
Patrick Henry Mall		36.75	484	10.4%	35.31	451	10.5%	4.1%	7.3%	-0.1%
Cherry Hill Mall		41.74	480	13.5%	40.26	475	13.0%	3.7%	1.0%	0.5%
Woodland Mall		43.17	458	15.5%	43.48	372	20.1%	-0.7%	23.3%	-4.6%
Jacksonville Mall		30.63	455	9.8%	29.62	439	9.6%	3.4%	3.6%	0.2%
Willow Grove Park		41.52	437	13.9%	40.83	441	14.0%	1.7%	-0.9%	-0.1%
The Mall at Prince Georges		32.39	433	12.1%	31.45	455	11.6%	3.0%	-4.8%	0.5%
Moorestown Mall		36.30	430	13.9%	36.40	419	13.9%	-0.3%	2.6%	0.0%
The Gallery at Market East		35.27	407	12.6%	35.47	410	11.9%	-0.6%	-0.8%	0.6%
Dartmouth Mall		28.90	403	11.7%	28.33	436	10.6%	2.0%	-7.5%	1.1%
Sales per square foot between $350 - $400	23.1%
Exton Square Mall		35.79	393	14.1%	36.06	385	14.7%	-0.8%	2.1%	-0.6%
Springfield Mall		31.89	390	13.0%	32.55	393	13.3%	-2.0%	-0.6%	-0.3%
Viewmont Mall		29.93	374	11.7%	30.78	378	11.2%	-2.7%	-1.0%	0.5%
Valley View Mall		29.11	367	11.7%	28.79	349	12.0%	1.1%	5.1%	-0.3%
Francis Scott Key Mall		25.72	366	10.1%	25.87	333	9.9%	-0.6%	9.9%	0.2%
Capital City Mall		31.76	364	10.9%	32.93	351	11.4%	-3.5%	3.7%	-0.5%
Valley Mall		23.96	357	10.5%	23.73	353	9.7%	1.0%	1.3%	0.8%
Wyoming Valley Mall		29.44	350	11.8%	28.74	347	12.3%	2.5%	0.9%	-0.5%
Sales per square foot between $300 - $349	13.6%
Cumberland Mall		25.95	323	12.0%	23.68	341	11.3%	9.6%	-5.3%	0.7%
Palmer Park Mall		23.71	320	10.5%	22.41	306	11.0%	5.8%	4.6%	-0.5%
Orlando Fashion Square		34.89	316	14.5%	33.10	334	13.9%	5.4%	-5.5%	0.6%
Magnolia Mall		24.83	306	12.0%	25.76	303	13.1%	-3.6%	0.9%	-1.1%
Wiregrass Commons		25.08	301	10.7%	25.08	310	10.0%	0.0%	-3.1%	0.7%
Logan Valley Mall		25.22	300	11.6%	23.68	301	11.4%	6.5%	-0.4%	0.2%
Sales per square foot under $300	21.5%
South Mall		22.82	297	10.8%	22.63	312	9.8%	0.8%	-4.7%	1.0%
New River Valley Mall		24.42	293	9.5%	23.62	287	11.1%	3.4%	1.9%	-1.6%
Nittany Mall		21.07	292	10.8%	21.02	264	11.1%	0.2%	10.6%	-0.3%
Uniontown Mall		21.12	286	10.5%	20.36	272	10.1%	3.7%	5.3%	0.4%
North Hanover Mall		23.48	285	11.9%	21.01	290	9.8%	11.8%	-1.8%	2.1%
Gadsden Mall		23.66	283	10.3%	23.50	278	11.1%	0.7%	1.8%	-0.8%
Washington Crown Center		20.86	279	12.3%	23.42	294	11.7%	-10.9%	-5.0%	0.6%
Crossroads Mall		20.61	278	9.5%	20.11	262	9.3%	2.5%	6.3%	0.2%
Plymouth Meeting Mall		30.08	273	13.4%	28.67	275	13.0%	4.9%	-0.9%	0.4%
Phillipsburg Mall		25.15	272	13.4%	24.67	296	12.1%	2.0%	-8.2%	1.3%
Beaver Valley Mall		23.47	266	14.8%	23.63	262	14.7%	-0.7%	1.6%	0.1%
Lycoming Mall		19.87	258	11.4%	20.34	236	11.1%	-2.3%	9.2%	0.3%
Chambersburg Mall		19.96	236	11.8%	20.17	249	10.6%	-1.0%	-5.2%	1.2%
Voorhees Town Center		29.66	201	13.0%	29.57	206	14.6%	0.3%	-2.8%	-1.6%
Enclosed Malls weighted average		$30.32	$362	12.2%	$29.88	$354	12.0%	1.5%	2.1%	0.2%

Consolidated Properties		$29.80	$354	12.2%	$29.42	$346	12.2%	1.3%	2.3%	0.0%
Unconsolidated Properties		$36.74	$448	12.2%	$35.88	$452	10.1%	2.4%	-0.8%	2.1%
Same Properties		$30.32	$362	12.2%	$29.88	$354	12.0%	1.5%	2.1%	0.2%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.

(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	September 30, 2007		September 30, 2006		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	93.2%	85.4%	91.5%	81.5%	1.7%	3.9%
Capital City Mall	96.8%	94.5%	93.3%	88.5%	3.5%	6.0%
Chambersburg Mall	88.9%	76.4%	91.4%	81.7%	-2.5%	-5.3%
Cherry Hill Mall (1) (2)	89.0%	89.0%	63.4%	95.3%	25.6%	-6.3%
Crossroads Mall	92.1%	81.8%	94.5%	87.2%	-2.4%	-5.4%
Cumberland Mall	97.8%	96.1%	97.9%	96.4%	-0.1%	-0.3%
Dartmouth Mall	95.8%	93.1%	96.3%	93.9%	-0.5%	-0.8%
Exton Square Mall	93.1%	84.8%	93.7%	86.1%	-0.6%	-1.3%
Francis Scott Key Mall (2)	95.8%	91.4%	97.1%	93.8%	-1.3%	-2.4%
Gadsden Mall	91.7%	80.5%	94.7%	87.5%	-3.0%	-7.0%
The Gallery at Market East (3)	42.0%	81.0%	86.9%	82.7%	-44.9%	-1.9%
Jacksonville Mall	94.6%	89.1%	95.8%	91.5%	-1.2%	-2.4%
Lehigh Valley Mall	97.6%	96.5%	96.1%	94.3%	1.5%	2.2%
Logan Valley Mall	96.9%	92.5%	97.5%	93.9%	-0.6%	-1.4%
Lycoming Mall (2)	96.5%	93.6%	93.8%	88.4%	2.7%	5.2%
Magnolia Mall	97.5%	94.4%	92.7%	81.8%	4.8%	12.6%
Moorestown Mall	89.2%	75.0%	91.5%	80.6%	-2.3%	-5.6%
New River Valley Mall (2)	96.9%	94.8%	97.4%	95.4%	-0.5%	-0.6%
Nittany Mall	93.5%	86.9%	94.5%	88.8%	-1.0%	-1.9%
North Hanover Mall (2)	90.8%	81.5%	75.7%	74.6%	15.1%	6.8%
Orlando Fashion Square	91.1%	81.1%	91.7%	82.4%	-0.6%	-1.3%
Palmer Park Mall	97.3%	91.3%	100.0%	100.0%	-2.7%	-8.7%
Patrick Henry Mall	98.4%	97.0%	95.1%	90.5%	3.3%	6.5%
Phillipsburg Mall	92.4%	82.6%	92.3%	82.1%	0.1%	0.5%
Plymouth Meeting Mall	80.3%	71.2%	86.0%	79.8%	-5.7%	-8.6%
The Mall at Prince Georges	97.1%	93.9%	96.1%	91.4%	1.0%	2.5%
South Mall	90.8%	82.7%	93.1%	87.1%	-2.3%	-4.4%
Springfield Mall	86.9%	86.9%	87.5%	87.5%	-0.6%	-0.6%
Uniontown Mall	94.2%	85.3%	94.6%	86.4%	-0.4%	-1.1%
Valley Mall	97.8%	96.1%	98.5%	97.2%	-0.7%	-1.1%
Valley View Mall (2)	93.2%	90.5%	87.0%	81.7%	6.2%	8.8%
Viewmont Mall	98.5%	96.1%	99.2%	98.0%	-0.7%	-1.9%
Voorhees Town Center (2)	62.0%	61.3%	29.2%	48.2%	32.8%	13.1%
Washington Crown Center	92.2%	85.7%	90.2%	81.9%	2.0%	3.8%
Willow Grove Park (1)	70.7%	96.3%	66.3%	88.8%	4.4%	7.5%
Wiregrass Mall	83.3%	83.3%	80.6%	80.6%	2.7%	2.7%
Woodland Mall	86.9%	84.6%	88.4%	86.4%	-1.5%	-1.8%
Wyoming Valley Mall	92.4%	78.3%	92.4%	78.5%	0.0%	-0.2%

Enclosed Malls weighted average	90.0%	87.3%	89.2%	86.4%	0.8%	0.9%

Consolidated Properties	89.8%	86.9%	89.0%	86.0%	0.8%	0.9%
Unconsolidated Properties	95.0%	93.4%	93.9%	92.0%	1.1%	1.4%
Same Properties	90.0%	87.3%	89.2%	86.4%	0.8%	0.9%

(1)

The total occupancy percentages in 2006 for Cherry Hill Mall and 2006 and 2007 for Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represent 33.5% and 29.0% of the owned mall GLA for Cherry Hill Mall and Willow Grove Park, respectively.

(2)

Reflects the decommissioning of space related to redevelopment activity. Space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leasable condition.

(3)

The total occupancy percentages in 2007 for The Gallery at Market East include the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 51.5% of the owned mall GLA for The Gallery at Market East.

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	September 30, 2007			September 30, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power and Strip Centers
Christiana Center	$20.83	100.0%	100.0%	$20.83	100.0%	100.0%	0.0%	0.0%	0.0%
Creekview	15.15	100.0%	100.0%	14.64	100.0%	100.0%	3.5%	0.0%	0.0%
Crest Plaza	16.94	96.6%	93.6%	16.89	96.6%	93.6%	0.3%	0.0%	0.0%
The Commons at Magnolia	13.23	97.4%	94.9%	13.52	93.0%	87.8%	-2.1%	4.4%	7.1%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.09	100.0%	100.0%	0.0%	0.0%	0.0%
Northeast Tower Center	15.28	96.6%	94.4%	14.83	96.6%	94.4%	3.0%	0.0%	0.0%
The Court at Oxford Valley	16.07	97.1%	95.3%	16.16	100.0%	100.0%	-0.6%	-2.9%	-4.7%
Paxton Towne Centre	15.57	93.5%	90.3%	15.27	93.5%	90.3%	1.9%	0.0%	0.0%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	21.73	90.9%	73.5%	20.31	87.8%	64.3%	7.0%	3.2%	9.2%
Whitehall Mall	11.63	90.9%	80.6%	10.46	98.1%	96.0%	11.2%	-7.3%	-15.4%

Weighted Average	$16.04	96.2%	94.1%	$15.67	97.6%	96.2%	2.4%	-1.4%	-2.1%

Consolidated Properties	$16.12	96.7%	94.6%	$15.83	96.4%	94.0%	1.9%	0.3%	0.6%
Unconsolidated Properties	$15.99	95.9%	93.8%	$15.58	98.5%	97.8%	2.7%	-2.6%	-4.0%
Same Properties	$16.04	96.2%	94.1%	$15.67	97.6%	96.2%	2.4%	-1.4%	-2.1%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	51	649,076	4	33,106	55	682,182	$13,435	$12,518	4.07%
Foot Locker, Inc.	76	398,064	6	19,389	82	417,453	8,683	8,201	2.67%
JC Penney Company, Inc.	23	2,281,660	6	824,327	29	3,105,987	6,999	6,999	2.28%
Limited Brands, Inc.	58	269,510	14	43,935	72	313,445	7,022	6,589	2.14%
Zale Corporation	88	74,013	1	289	89	74,302	6,501	6,177	2.01%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.73%
American Eagle Outfitters, Inc.	35	192,940	1	5,013	36	197,953	5,378	5,167	1.68%
Sterling Jewelers, Inc.	44	65,768	0	—	44	65,768	4,795	4,608	1.50%
Transworld Entertainment Corp.	39	166,052	4	16,208	43	182,260	4,165	3,933	1.28%
Luxottica Group S.p.A.	54	129,300	1	548	55	129,848	4,244	3,910	1.27%
Regis Corporation	101	125,483	0	—	101	125,483	3,819	3,676	1.20%
Dick’s Sporting Goods	7	340,409	1	45,000	8	385,409	4,536	3,659	1.19%
Borders Group, Inc.	27	204,216	3	15,476	30	219,692	3,638	3,372	1.10%
The Finish Line, Inc.	33	152,344	4	21,963	37	174,307	3,352	3,301	1.07%
Golden Gate Private Equity (4)	14	128,746	4	30,311	18	159,057	3,512	3,274	1.07%
Pacific Sunwear of California	36	128,121	2	7,246	38	135,367	3,359	3,208	1.04%
Hallmark Cards, Inc.	38	151,966	4	18,198	42	170,164	3,300	3,193	1.04%
Genesco Inc.	59	71,227	0	—	59	71,227	2,974	2,908	0.95%
RadioShack	47	96,578	0	—	47	96,578	2,861	2,818	0.92%
The Bon-Ton Dept. Stores, Inc.	13	1,008,613	0	—	13	1,008,613	2,768	2,768	0.90%

Total Top 20 Tenants	867	9,430,482	61	1,962,848	928	11,393,330	$100,786	$95,581	31.11%

Total Retail Leases					3,383			$307,281	100.00%

(1)	Tenant includes all brands and concepts of the tenant.

(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.

(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Owns and operates Express clothing stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	123	296,131	2.5%	6,426	6,091	2.2%	21.70
2007	101	221,525	1.8%	5,742	5,172	1.9%	25.92
2008	476	1,278,873	10.5%	31,908	30,628	11.2%	24.95
2009	462	1,242,761	10.2%	31,060	30,118	11.0%	24.99
2010	453	1,503,340	12.4%	36,081	34,544	12.6%	24.00
2011	379	1,521,682	12.5%	36,342	32,628	12.0%	23.88
2012	279	1,091,098	9.0%	29,202	26,903	9.9%	26.76
2013	191	674,251	5.6%	15,904	14,688	5.4%	23.59
2014	154	569,046	4.7%	15,299	13,537	5.0%	26.89
2015	180	790,911	6.5%	20,338	17,988	6.6%	25.71
Thereafter	470	2,945,680	24.3%	65,218	60,696	22.2%	22.14

Total/Average	3,268	12,135,298	100.0%	$293,519	$272,994	100.0%	$24.19

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring(3)	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	2	153,630	1.4%	$404	$404	1.2%	$2.63
2008	6	375,917	3.3%	1,127	1,127	3.3%	3.00
2009	9	915,799	8.1%	2,614	2,222	6.5%	2.85
2010	20	1,886,419	16.8%	5,410	5,410	15.8%	2.87
2011	24	1,953,860	17.3%	6,693	5,570	16.2%	3.43
2012	9	889,626	7.9%	2,178	2,141	6.2%	2.45
2013	11	960,470	8.5%	4,116	4,116	12.0%	4.29
2014	6	662,582	5.9%	2,081	2,081	6.1%	3.14
2015	1	85,212	0.8%	469	469	1.4%	5.50
Thereafter	27	3,377,086	30.0%	12,088	10,748	31.3%	3.58

Total/Average	115	11,260,601	100.0%	$37,178	$34,286	100.0%	$3.30

(1)	Only includes owned space.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of September 30, 2007

	Owned GLA
Malls (1)	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Beaver Valley Mall	511,267	446,011	957,278	204,770	1,162,048
Capital City Mall	204,301	285,575	489,876	120,000	609,876
Chambersburg Mall	241,690	212,666	454,356	—	454,356
Cherry Hill Mall	—	520,257	520,257	478,885	999,142
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,395	668,760	273,230	941,990
Dartmouth Mall	208,460	322,620	531,080	140,000	671,080
Exton Square Mall	440,301	369,954	810,255	277,468	1,087,723
Francis Scott Key Mall	291,620	280,904	572,524	139,333	711,857
Gadsden Mall	274,060	203,242	477,302	—	477,302
The Gallery at Market East (2)	683,471	396,813	1,080,284	—	1,080,284
Jacksonville Mall	242,115	233,691	475,806	—	475,806
Lehigh Valley Mall	212,000	457,277	669,277	371,986	1,041,263
Logan Valley Mall	454,387	324,484	778,871	—	778,871
Lycoming Mall	321,441	380,954	702,395	120,000	822,395
Magnolia Mall	343,118	277,860	620,978	—	620,978
Moorestown Mall	408,356	311,563	719,919	321,200	1,041,119
New River Valley Mall	175,306	260,410	435,716	—	435,716
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	156,308	154,455	310,763	—	310,763
Orlando Fashion Square	491,999	434,054	926,053	155,576	1,081,629
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	294,988	574,607	140,000	714,607
Phillipsburg Mall	326,170	252,377	578,547	—	578,547
Plymouth Meeting Mall	188,429	410,463	598,892	214,635	813,527
The Mall at Prince Georges	479,619	434,849	914,468	—	914,468
South Mall	188,858	216,347	405,205	—	405,205
Springfield Mall	—	221,653	221,653	367,176	588,829
Uniontown Mall	421,378	276,816	698,194	—	698,194
Valley Mall	280,549	373,359	653,908	243,400	897,308
Valley View Mall	96,357	247,105	343,462	254,596	598,058
Viewmont Mall	386,262	238,383	624,645	120,000	744,645
Voorhees Town Center	4,404	230,091	234,495	396,783	631,278
Washington Crown Center	245,401	290,468	535,869	140,095	675,964
Willow Grove Park (3)	443,430	345,891	789,321	413,121	1,202,442
Wiregrass Commons	—	229,988	229,988	403,163	633,151
Woodland Mall	71,000	413,455	484,455	725,186	1,209,641
Wyoming Valley Mall	592,110	322,029	914,139	—	914,139

Total Malls (38 properties)	10,739,096	11,611,088	22,350,184	6,115,603	28,465,787

Power and Strip Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	53,006	103,577	126,200	229,777
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,032	456,863	247,623	704,486
Paxton Towne Centre	151,627	297,836	449,463	273,058	722,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Whitehall Mall	294,635	262,384	557,019	—	557,019

Total Power and Strip Centers (11 properties)	1,188,035	2,101,461	3,289,496	1,900,226	5,189,722

CONSOLIDATED PROPERTIES	11,092,941	11,774,043	22,866,984	6,383,056	29,250,040
UNCONSOLIDATED PROPERTIES	834,190	1,938,506	2,772,696	1,632,773	4,405,469
TOTAL PROPERTIES	11,927,131	13,712,549	25,639,680	8,015,829	33,655,509

(1)	Does not include 108,100 sf anchor pad leased to Bon-Ton at the Westgate Shopping Center in Bethlehem, PA, with an expiration date of 11/23/2010.

(2)	Includes 556,200 square feet of anchor space subject to redevelopment plans.

(3)	Includes 228,740 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2007

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	16	Boscov’s JC Penney Macy’s Sears	9/30/18 9/30/17 (2) 8/15/11
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	2	JC Penney Macy’s Sears	11/30/10 (2) 7/28/09
Chambersburg Mall Chambersburg, PA	100%	2003	1982	25	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 8/31/07
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	17	JC Penney Macy’s	(2) (2)
Crossroads Mall (3) Beckley, WV	100%	2003	1981	26	Belk JC Penney Sears	11/4/08 12/31/11 3/31/11
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	4	Boscov’s BJ’s Home Depot JC Penney Value City	(2) (2) 10/31/19 11/30/08 7/31/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	7	JC Penney Macy’s Sears	7/31/09 (2) 4/12/16
Exton Square Mall (3) Exton, PA	100%	2003	1973/2000	7	Boscov’s JC Penney K-Mart Macy’s Sears	10/31/19 5/31/20 (2) (2) 1/31/20
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	16	JC Penney Macy’s Sears Value City	9/30/11 (2) 7/31/13 6/30/10
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	17	Belk Parisian Sears	2/19/11 7/31/14 3/5/09
The Gallery at Market East (3) (4) Philadelphia, PA	100%	2003	1977/1990	17	Burlington Coat Factory	2/28/32
Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	9	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11
Lehigh Valley Mall (5) Allentown, PA	50%	1973	1977/1996	11	Boscov’s JC Penney Macy’s Sears	(2) (2) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	10	JC Penney Macy’s Sears	6/30/17 1/31/10 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	17	Bon-Ton JC Penney Macy’s Sears Value City	7/31/11 10/31/10 (2) 7/31/13 7/31/08
Magnolia Mall Florence, SC	100%	1997	1979/1992	15	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/12 10/16/09
Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	7	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (2) (2) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	0	Belk JC Penney Sears	4/19/11 3/31/08 8/2/13
Nittany Mall State College, PA	100%	2003	1968/1990	17	Bon-Ton JC Penney Macy’s Sears	1/31/08 7/31/10 (2) 8/31/10
North Hanover Mall Hanover, PA	100%	2003	1967/1999	8	JC Penney Sears	1/31/11 11/30/09

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
Orlando Fashion Square (3) Orlando, FL	100%	2004	1973/2003	4	Dillard’s JC Penney Macy’s Sears	1/31/14 4/30/13 10/31/71 (2)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	9	Bon-Ton Boscov’s	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	2	Dick's Sporting Goods Dillard’s JC Penney Macy’s	1/31/22 9/22/13 10/31/15 (2)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	4	Bon-Ton JC Penney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/09
Plymouth Meeting Mall (3) Plymouth Meeting, PA	100%	2003	1966/1999	8	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (2)
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	3	JC Penney Macy’s Target	7/31/11 10/31/18 1/31/10
South Mall Allentown, PA	100%	2003	1975/1992	15	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11
Springfield Mall Springfield, PA	50%	2005	1974/1997	10	Macy’s TBD	(2) (2)
Uniontown Mall (3) Uniontown, PA	100%	2003	1972/1990	17	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/13 6/28/08 7/31/07
Valley Mall Hagerstown, MD	100%	2003	1974/1999	8	Bon-Ton JC Penney Macy’s Sears	1/31/14 10/3/09 (2) (2)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	6	Herberger’s JC Penney Macy’s Sears	(2) 7/31/10 (2) (2)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	1	JC Penney Macy’s Sears	10/31/10 (2) 12/31/10
Voorhees Town Center (3) Voorhees, NJ	100%	2003	1970/1998	9	Boscov’s Macy’s	(2) (2)
Washington Crown Center Washington, PA	100%	2003	1969/1999	8	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (2) 8/17/09
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	6	Bloomingdale’s Macy's Sears	(2) 1/31/22 (2)
Wiregrass Commons (3) Dothan, AL	100%	2003	1986/1999	8	Dillard’s JC Penney McRae’s Parisian	(2) (2) (2) (2)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	9	JC Penney Kohl’s Macy’s Sears	(2) 1/31/19 (2) (2)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	1	Bon-Ton JC Penney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	9	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Creekview Warrington, PA	100%	1999	2001	6	Genuardi’s Lowe’s Target	12/31/21 (2) (2)
Metroplex Shopping Center (5) Plymouth Meeting, PA	50%	1999	2001	6	Giant Food Store Lowe’s Target	2/28/21 (2) (2)
Northeast Tower Center Philadelphia, PA	100%	1998	1997	10	Home Depot Raymour & Flanigan Wal-Mart	(2) (2) 1/31/14
The Court at Oxford Valley (5) Langhorne, PA	50%	1997	1996	11	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 (2) 4/15/11 (2) 2/14/17
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	6	Costco Kohl’s Target Weis Markets	(2) 1/25/21 (2) 11/30/20
Red Rose Commons (5) Lancaster, PA	50%	1998	1998	9	Home Depot Weis Markets	(2) (2)
Whitehall Mall (5) Allentown, PA	50%	1964	1964/1998	9	Bed, Bath & Beyond Kohl's Sears	1/31/10 3/9/17 9/18/11
STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	4	Target Weis Markets	(2) 10/31/14
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	5	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (2)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	9	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (2)

(1)	Does not include 108,100 sf anchor pad leased to Bon-Ton at the Westgate Shopping Center in Bethlehem, PA, with an expiration date of 11/23/2010.

(2)	Space is not owned by PREIT.

(3)	Properties are subject to a ground lease.

(4)	The Gallery at Market East is a consolidation of Gallery at Market East I and Gallery at Market East II.

(5)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	September 30, 2007				December 31, 2006
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Operating properties	$2,958,684	$183,549	$—	$3,142,233	$2,909,862	$183,552	$—	$3,093,414
Construction in progress	320,494	16,788	—	337,282	216,892	3,670	—	220,562
Land held for development	5,616	172	—	5,788	5,616	166	—	5,782
Other properties	1,339	—	—	1,339	—	—	1,339	1,339

TOTAL INVESTMENTS IN REAL ESTATE	3,286,133	200,509	—	3,486,642	3,132,370	187,388	1,339	3,321,097
Accumulated depreciation	(375,013)	(43,666)		(418,679)	(306,893)	(39,188)	—	(346,081)

Net investments in real estate	2,911,120	156,843	—	3,067,963	2,825,477	148,200	1,339	2,975,016

Investments in partnerships, at equity	36,895	(36,895)		—	38,621	(38,621)	—	—
Other assets:
Cash and cash equivalents	23,548	313	—	23,861	15,808	2,919	—	18,727
Rents and other receivables (2)	38,812	11,600	—	50,412	46,065	9,861	—	55,926
Assets held for sale	—	—	—	—	1,401	—	(1,339)	62
Intangible assets, net	112,519	945	—	113,464	139,117	1,191	—	140,308
Deferred costs and other assets, net of accumulated amortization	99,916	8,864	—	108,780	79,120	8,733	—	87,853

TOTAL OTHER ASSETS	311,690	(15,173)	—	296,517	320,132	(15,917)	(1,339)	302,876
TOTAL ASSETS	$3,222,810	$141,670	$—	$3,364,480	$3,145,609	$132,283	$—	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,649,278	$188,582	$—	$1,837,860	$1,572,908	$189,940	$—	$1,762,848
Debt premium on mortgage notes payable	16,930	—	—	16,930	26,663	—	—	26,663
Exchangeable notes	287,500	—	—	287,500	—	—	—	—
Credit Facility	245,000	—	—	245,000	332,000	—	—	332,000
Notes payable	1,148	—	—	1,148	1,148	—	—	1,148
Distributions in excess of partnership investments	55,215	(55,215)	—	—	63,439	(63,439)	—	—
Liabilities related to assets held for sale	—	—	—	—	34	—	—	34
Other liabilities	126,242	8,303	—	134,545	105,754	5,782	—	111,536

TOTAL LIABILITIES	2,381,313	141,670	—	2,522,983	2,101,946	132,283	—	2,234,229

Minority interest	66,979	—	—	66,979	114,363	—	—	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	38,664	—	—	38,664	36,947	—	—	36,947
Preferred shares at $0.01 par	—	—	—	—	25	—	—	25
Capital contributed in excess of par	805,811	—	—	805,811	917,322	—	—	917,322
Accumulated other comprehensive income	10,055	—	—	10,055	7,893	—	—	7,893
Distributions in excess of net income	(80,012)	—	—	(80,012)	(32,887)	—	—	(32,887)

TOTAL SHAREHOLDERS’ EQUITY	774,518	—	—	774,518	929,300	—	—	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$3,222,810	$141,670	$—	$3,364,480	$3,145,609	$132,283	$—	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $24.1 million ($20.9 million wholly owned, $3.2 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for September 30, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2007				December 31, 2006
	Malls	Power and Strip Centers	Corporate and Other Development Properties	Total	Malls	Power and Strip Centers	Corporate and Other Development Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,858,035	$278,377	$12,948	$3,149,360	$2,808,939	$278,202	$13,394	$3,100,535
Construction in progress	193,194	122	143,966	337,282	117,871	(8)	102,699	220,562
Accumulated depreciation	(353,958)	(63,666)	(1,055)	(418,679)	(288,069)	(57,323)	(689)	(346,081)

Net investments in real estate	2,697,271	214,833	155,859	3,067,963	2,638,741	220,871	115,404	2,975,016

Other assets:
Cash	7,052	998	15,811	23,861	13,362	1,514	3,851	18,727
Rents and other receivables (2)	36,087	12,863	1,462	50,412	38,379	13,074	4,473	55,926
Assets held for sale	—	—	—	—	—	52	10	62
Intangible assets, net	101,660	—	11,804	113,464	128,503	—	11,805	140,308
Deferred costs and other assets, net of accumulated amortization	62,091	10,314	36,375	108,780	46,424	10,129	31,300	87,853

Total other assets	206,890	24,175	65,452	296,517	226,668	24,769	51,439	302,876
TOTAL ASSETS	$2,904,161	$239,008	$221,311	$3,364,480	$2,865,409	$245,640	$166,843	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,747,081	$90,779	$—	$1,837,860	$1,670,436	$92,412	$—	$1,762,848
Debt premium on mortgage notes payable	16,584	346	—	16,930	26,052	611	—	26,663
Exchangeable notes	—	—	287,500	287,500	—	—	—	—
Credit Facility	—	—	245,000	245,000	—	—	332,000	332,000
Notes payable	1,148	—	—	1,148	1,148	—	—	1,148
Liabilities related to assets held for sale	—	—	—	—	—	15	19	34
Other liabilities	65,694	1,737	67,114	134,545	56,468	2,962	52,106	111,536

TOTAL LIABILITIES	1,830,507	92,862	599,614	2,522,983	1,754,104	96,000	384,125	2,234,229

Minority interest	—	—	66,979	66,979	—	—	114,363	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	38,664	38,664	—	—	36,947	36,947
Preferred shares at $0.01 par	—	—	—	—	—	—	25	25
Capital contributed in excess of par	—	—	805,811	805,811	—	—	917,322	917,322
Accumulated other comprehensive income	—	—	10,055	10,055	—	—	7,893	7,893
Distributions in excess of net income	—	—	(80,012)	(80,012)	—	—	(32,887)	(32,887)
Net investment	1,073,654	146,146	(1,219,800)	—	1,111,305	149,640	(1,260,945)	—

TOTAL SHAREHOLDERS’ EQUITY	1,073,654	146,146	(445,282)	774,518	1,111,305	149,640	(331,645)	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,904,161	$239,008	$221,311	$3,364,480	$2,865,409	$245,640	$166,843	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $24.1 million ($20.9 million wholly owned, $3.2 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for September 30, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	September 30, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$65,967	$89	$9,409	$56,647	$58,490	$1,024	$7,745	$51,769
Capital City Mall	93,066	197	10,242	83,021	91,929	203	7,703	84,429
Chambersburg Mall	36,326	—	3,986	32,340	36,269	—	3,166	33,103
Cherry Hill Mall	210,163	42,409	23,323	229,249	210,153	21,319	19,115	212,357
Crossroads Mall	33,862	—	4,442	29,420	33,441	—	3,500	29,941
Cumberland Mall	58,141	31	3,477	54,695	56,338	1,072	2,409	55,001
Dartmouth Mall	60,953	—	18,510	42,443	60,692	70	16,487	44,275
Exton Square Mall	146,134	29	15,424	130,739	145,590	27	12,930	132,687
Francis Scott Key Mall	70,002	200	7,415	62,787	67,712	240	5,583	62,369
Gadsden Mall	52,245	59	3,346	48,958	51,636	—	2,349	49,287
The Gallery at Market East	79,506	28,875	8,413	99,968	78,426	26,243	6,768	97,901
Jacksonville Mall	68,574	2,099	7,678	62,995	68,123	77	6,128	62,072
Logan Valley Mall	93,422	—	11,981	81,441	93,042	—	9,560	83,482
Lycoming Mall	72,138	395	6,926	65,607	70,370	1,511	5,022	66,859
Magnolia Mall	81,111	1,469	14,371	68,209	67,429	4,684	12,705	59,408
Moorestown Mall	79,871	1,510	13,015	68,366	77,025	217	10,873	66,369
New River Valley Mall	54,761	1,218	4,785	51,194	40,918	9,064	2,979	47,003
Nittany Mall	41,945	—	4,740	37,205	41,708	—	3,735	37,973
North Hanover Mall	31,320	12,920	3,697	40,543	30,049	445	2,782	27,712
Orlando Fashion Square	112,807	352	8,608	104,551	112,113	204	6,232	106,085
Palmer Park Mall	33,905	—	9,333	24,572	33,847	—	8,616	25,231
Patrick Henry Mall	137,844	455	14,806	123,493	136,694	207	10,876	126,025
Phillipsburg Mall	51,665	15	5,409	46,271	50,900	430	4,296	47,034
Plymouth Meeting Mall	63,310	32,756	10,278	85,788	62,978	21,851	8,555	76,274
The Mall at Prince Georges	99,476	68	21,306	78,238	97,788	679	18,649	79,818
Schuylkill Mall	—	—	—	—	8,411	—	1,062	7,349
South Mall	28,885	—	3,052	25,833	28,589	15	2,418	26,186
Uniontown Mall	36,669	—	4,932	31,737	36,337	—	3,904	32,433
Valley Mall	88,853	1,032	11,023	78,862	86,977	268	8,792	78,453
Valley View Mall	66,564	3	6,598	59,969	65,884	28	5,177	60,735
Viewmont Mall	84,799	395	7,844	77,350	81,753	264	6,024	75,993
Voorhees Town Center	10,561	24,844	2,866	32,539	16,634	5,746	4,149	18,231
Washington Crown Center	40,088	—	7,076	33,012	41,581	—	5,843	35,738
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	178,763	25,822	26,423	178,162	177,536	18,664	22,357	173,843
Wiregrass Commons	36,879	139	4,083	32,935	38,255	42	3,271	35,026
Woodland Mall	179,287	10	9,974	169,323	178,296	—	5,660	172,636
Wyoming Valley Mall	101,228	407	9,753	91,882	98,700	577	7,325	91,952

Total Consolidated Malls	2,784,540	177,798	338,544	2,623,794	2,736,063	115,171	274,745	2,576,489
Unconsolidated Malls
Lehigh Valley Mall	19,117	15,166	11,365	22,918	18,741	2,610	10,824	10,527
Springfield Mall	54,378	230	4,049	50,559	54,135	90	2,500	51,725

Total Unconsolidated Malls	73,495	15,396	15,414	73,477	72,876	2,700	13,324	62,252

TOTAL MALLS	$2,858,035	$193,194	$353,958	$2,697,271	$2,808,939	$117,871	$288,069	$2,638,741

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	September 30, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Center	$40,935	$—	$8,511	$32,424	$40,935	$—	$7,656	$33,279
Creekview	19,098	—	5,376	13,722	19,098	—	4,689	14,409
Crest Plaza	16,307	41	3,625	12,723	16,238	(9)	3,139	13,090
The Commons at Magnolia	10,118	—	2,424	7,694	9,724	—	2,131	7,593
Northeast Tower Center	33,630	—	5,588	28,042	33,748	—	5,119	28,629
Paxton Towne Centre	54,056	—	10,666	43,390	54,056	1	9,414	44,643

Total Consolidated Power Centers/Strips	174,144	41	36,190	137,995	173,799	(8)	32,148	141,643
Unconsolidated Power Centers/Strips
Metroplex Shopping Center	42,024	—	10,270	31,754	42,024	—	9,113	32,911
The Court at Oxford Valley	27,737	—	6,603	21,134	27,735	—	6,151	21,584
Red Rose Commons	11,748	1	2,527	9,222	11,934	—	2,290	9,644
Whitehall Mall	15,664	80	7,046	8,698	15,664	—	6,684	8,980
Springfield Park	7,060	—	1,030	6,030	7,046	—	937	6,109

Total Unconsolidated Power Centers/Strips	104,233	81	27,476	76,838	104,403	—	25,175	79,228

TOTAL POWERS AND STRIP CENTERS	$278,377	$122	$63,666	$214,833	$278,202	$(8)	$57,323	$220,871

Development Properties
The Plaza at Magnolia	$—	$511	$—	$511	$—	$6,885	$—	$6,885
Monroe Marketplace	—	20,974	—	20,974	—	6,313	—	6,313
New Garden Town Center	—	37,563	—	37,563	—	34,793	—	34,793
New River Valley Center	—	24,592	—	24,592	—	5,707	—	5,707
Springhills	—	28,374	—	28,374	—	26,086	—	26,086
Sunrise Plaza (Lacey Retail Center)	—	30,641	—	30,641	—	21,945	—	21,945

Total Development Properties	—	142,655	—	142,655	—	101,729	—	101,729
Unconsolidated Development Properties
Pavilion at Market East	5,821	1,311	776	6,356	6,273	970	689	6,554

Total Unconsolidated Development Properties	5,821	1,311	776	6,356	6,273	970	689	6,554
Other Properties
P&S Building	1,339	—	279	1,060	1,339	—	—	1,339
Land held for development - consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development - unconsolidated	172	—	—	172	166	—	—	166

Total Other Properties	$7,127	$—	$279	$6,848	$7,121	$—	$—	$7,121

TOTAL INVESTMENT IN REAL ESTATE	$3,149,360	$337,282	$418,679	$3,067,963	$3,100,535	$220,562	$346,081	$2,975,016

CONSOLIDATED PROPERTIES	$2,965,639	$320,494	$375,013	$2,911,120	$2,916,817	$216,892	$306,893	$2,826,816
UNCONSOLIDATED PROPERTIES	183,721	16,788	43,666	156,843	183,718	3,670	39,188	148,200

TOTAL INVESTMENT IN REAL ESTATE	$3,149,360	$337,282	$418,679	$3,067,963	$3,100,535	$220,562	$346,081	$2,975,016

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's equity in these properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of September 30, 2007

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Beaver Valley Mall Monaca, PA	$9.2	$8.1	9.4%	2006	2007
-Opened 45,000 sf Dick’s Sporting Goods in August 2007 (17,000 sf of new GLA).
Magnolia Mall
Florence, SC	18.5	15.4	9.5%	2006	2007

-Opened 45,000 sf Dick’s Sporting Goods in April 2007 (45,000 sf of new GLA);

-Opened 28,000 sf Barnes & Noble in August 2007 (13,000 sf of new GLA);

-Commenced mall renovation in third quarter of 2007;

-Net increase in property GLA is approximately 58,000 sf.

New River Valley Mall Christiansburg, VA	26.0	25.1	8.1%	2005	2007

-Relocated and expanded the Regal Cinemas to a free-standing 14-screen theater in May 2007 (27,000 sf of new GLA);

-Opened 45,000 sf Dick’s Sporting Goods in a combination of small shop space and vacant anchor space (net decrease in GLA of 9,000 sf);

-Opened 23,000 sf New River Valley Community College in August 2007 (23,000 sf of new GLA);

-Opening 3,000 sf of food court space in early November 2007 (3,000 sf of new GLA);

-Completed mall renovation;

-Net increase in property GLA is approximately 44,000 sf.

Jacksonville Mall Jacksonville, NC	4.0	2.3	8.0%	2007	2008
-Opening 28,000 sf Barnes & Noble (13,000 sf of new GLA).
Lehigh Valley Mall Allentown, PA	22.2	15.2	8.4%	2006	2008

-Opening 140,000 sf Lifestyle component, including a 30,000 sf Barnes & Noble, shops and restaurants;

-Demolished 10,000 sf outparcel as part of this project;

-Expecting approximately 110,000 sf to open in 2007 and the remaining 30,000 sf to open in 2008. Ann Taylor, Ann Taylor Loft, Apple, Bravo, Chico’s, Coach, Coldwater Creek, J. Crew, Pottery Barn, Sephora, Soma and White House/Black Market opened in October 2007. Barnes & Noble is expected to open on October 30, 2007 and Bonefish Grill, Coldstone Creamery, Williams-Sonoma and Yankee Candle are expected to open by the end of 2007.

-Net increase in property GLA is approximately 130,000 sf.

Moorestown Mall Moorestown, NJ	13.7	3.6	8.2%	2007	2008

-Opened 16,000 sf Lane Furniture in September 2007 (8,000 sf of new GLA);

-Opening 15,000 sf Eastern Mountain Sports (4,000 sf of new GLA);

-Opening 6,000 sf of outparcel restaurants;

-Creating 3 spaces with exterior frontage in approximately 6,000 sf of unleasable space (new GLA);

-Updating the entrances and facades;

-Net increase in property GLA will be approximately 24,000 sf.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of September 30, 2007 (continued)

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL (continued)	(in millions)	(in millions)
North Hanover Mall Hanover, PA	$35.1	$13.8	7.8%	2007	2008

-Opening 172,000 sf Boscov’s in the former 70,000 sf Bon-Ton anchor and absorbing 12,000 sf of existing in-line space (90,000 sf of new GLA);

-Opened 50,000 sf Dick’s Sporting Goods in October 2007 in the former 63,000 sf Black Rose Antiques location (net decrease in GLA of 13,000 sf);

-Relocated and downsized Black Rose Antiques to 15,000 sf of previously vacant space in adjacent strip center;

-Net increase in property GLA will be approximately 77,000 sf.

Plymouth Meeting Mall Plymouth Meeting, PA	83.9	32.8	8.6%	2007	2008

-Opening 65,000 sf Whole Foods Market;

-Opening four restaurant outparcels (Benihana, California Pizza Kitchen, P.F. Chang’s China Bistro and Redstone American Grill), totaling 34,000 sf;

-Opening 39,000 sf of retail space;

-Opening 4,000 sf Citibank outparcel;

-Net increase in property GLA will be approximately 142,000 sf.

Willow Grove Park Willow Grove, PA	39.1	25.8	6.5%	2007	2008

-Opening 194,000 sf Boscov’s and 22,000 sf of restaurants in the former 229,000 sf Strawbridge’s. Included in the 22,000 sf of restaurants is a 10,000 sf Cheesecake Factory that opened during September 2007;

-Net reduction in property GLA will be approximately 13,000 sf.

Cherry Hill Mall Cherry Hill, NJ	197.7	42.4	7.1%	2007	2009

-Opening a two-level, 138,000 sf Nordstrom (anticipated spring of 2009) in the former 262,000 sf Strawbridge’s;

-Opening 88,000 sf of new in-line retail space in the old food court and Strawbridge’s area;

-Opening Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opening 72,000 sf from a combination of a Bistro Row and parking deck restaurants;

-Net increase in total property GLA will be approximately 95,000 sf.

MIXED USE
Voorhees Town Center Voorhees, NJ	60.7	24.9	9.7%	2007	2008

-Reducing mall GLA by 470,000 sf to 654,000 sf;

-Opening a mixed use town center of approximately 200,000 sf;

-Opening 26,000 sf of outparcel space;

-Opening 425 residential units which are expected to be constructed by our ground lessee and its affiliates;

-Net reduction in property GLA will be approximately 244,000 sf.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of September 30, 2007

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
POWER CENTERS		(in millions)	(in millions)
Sunrise Plaza (Lacey Retail Center) Lacey Township, NJ	276,000	$39.1	$30.6	6.2%	2006	2008	58%	48%
A retail shopping center anchored by a 133,000 square foot Home Depot that opened in October 2007. The balance of the center is comprised of in-line stores and outparcels, including a 20,000 square foot Staples.
New River Valley Center Christiansburg, VA	164,000	29.2	24.6	8.1%	2006	2008	100%	5%
The power center adjacent to the existing New River Valley Mall is under construction. Shoe Carnival opened in October 2007. Best Buy, Bed Bath & Beyond, PetSmart, Old Navy, Staples, Olive Garden, Panera Bread and Banfield, The Pet Hospital are all expected to open by the end of 2007. Ross is expected to open during the first quarter of 2008.
Monroe Marketplace Selinsgrove, PA	717,000	61.6	21.0	8.9%	2007	2008	30%	0%
A 717,000 square foot power center will be developed, including Target and Giant Food Store as anchors.
MIXED USE
New Garden Town Center New Garden Township, PA	715,000	82.1	37.6	9.4%	2008	2009	0%	0%
The planned development includes retail and other uses.
Springhills Gainesville, FL	TBD	TBD	28.4	TBD	TBD	TBD	0%	0%
540 acres of land were acquired in 2006. Site development is subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.
OTHER
Pavilion at Market East (2) Philadelphia, PA	TBD	TBD	1.3	TBD	TBD	TBD	N/A	0%
TBD

Valley View Downs

South Beaver Township, PA

In October 2007, we entered into an amendment to its October 2004 agreement with Valley View Downs, LP and Centaur PA, LLC with respect to the development of a proposed racetrack and casino in western Pennsylvania. PREIT will no longer acquire the site, as we have waived and terminated our rights to purchase the property. PREIT will be repaid the $983,000 it paid to Valley View in connection with the original agreement. Valley View has obtained a racing license from the PA Horse Racing Commission. There is no assurance that Valley View will obtain an Alternative Gaming license from the Pennsylvania Gaming Control Board. PREIT will not own the property, any improvements or the assets of Valley View, including any licenses. In consideration of PREIT’s waiver and termination, Valley View, Centaur or the affiliate that receives the Alternative Gaming license will pay PREIT $57 million over nine years, payable in installments from March 2010 to February 2019 plus a final payment of $30 million payable in March 2019. In addition, Valley View has entered into a development agreement with us to provide customary management services for all aspects of the construction and development phases of the racetrack and casino. The fee for such services will be $3 million, payable in installments between October 2007 and February 2010.

(1)	GLA includes tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental	$44,847	$2,904	$47,751	$104,380	$12,795	$117,175
GLA and/or anchor replacement
New development projects	22,649	37	22,686	50,735	41	50,776
Renovation with no incremental GLA	1,027	—	1,027	3,465	—	3,465
Tenant allowances	4,454	31	4,485	9,738	45	9,783
Recurring capital expenditures:
CAM expenditures	4,242	158	4,400	6,592	201	6,793
Non-CAM expenditures	1,570	35	1,605	2,656	184	2,840

Total recurring capital expenditures	5,812	193	6,005	9,248	385	9,633

Total	$78,789	$3,165	$81,954	$177,566	$13,266	$190,832

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2007

(in thousands)

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,666,208	69.8%	$—	0.0%	$1,666,208	69.8%
Unconsolidated Mortgage Notes Payable	71,010	3.0%	117,572	4.8%	188,582	7.8%
Corporate Notes Payable	1,148	0.0%	—	0.0%	1,148	0.0%
Exchangeable Notes	287,500	12.1%	—	0.0%	287,500	12.1%
Credit Facility	—	0.0%	245,000	10.3%	245,000	10.3%

TOTAL OUTSTANDING DEBT	$2,025,866	84.9%	$362,572	15.1%	$2,388,438	100.0%

AVERAGE INTEREST RATE	5.94%		6.48%		6.02%

(1)	Includes debt premium

Average Debt Balance

		Mortgage Debt (1)	REMIC (2)	Total Mortgages	Credit Facility	Exchangeable Notes	Corporate Notes Payable	TOTAL
Beginning Balance	6/30/2007	$1,439,419	$424,394	$1,863,813	$35,000	$287,500	$1,148	$2,187,461
Credit Facility Borrowing, net		—	—	—	210,000	—	—	210,000
Debt Amortization (3)		(4,266)	(4,757)	(9,023)	—	—	—	(9,023)

Ending Balance	9/30/2007	$1,435,153	$419,637	$1,854,790	$245,000	$287,500	$1,148	$2,388,438

Weighted Average Balance		$1,438,227	$423,087	$1,861,314	$152,826	$287,500	$1,148	$2,014,140

(1)	Includes debt premium.

(2)	The REMIC is a first mortgage loan that has a final maturity date of September 10, 2008 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum.

(3)	Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)

Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Exchangeable Notes	Corporate Notes Payable	Total Debt
2007	$6,739	$3,116	$38,250	$—	$—	$1,148	$49,253
2008	24,153	9,789	586,693	—	—	—	620,635
2009	16,171	1,283	62,434	245,000	—	—	324,888
2010	17,178	1,174	1,412	—	—	—	19,764
2011	17,588	1,152	44,788	—	—	—	63,528
2012	14,782	416	310,342	—	287,500	—	613,040
2013	9,863	—	110,457	—	—	—	120,320
Thereafter	19,178	—	557,832	—	—	—	577,010

	$125,652	$16,930	$1,712,208	$245,000	$287,500	$1,148	$2,388,438

(1)	The weighted average period to mortgage maturity is 4.64 years. Excludes debt premium.

Interest Rate Hedging Instruments

Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

	$400,000	5.01%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2007

(in thousands)

	Proportionate Share(1)				Marked to
	Mortgage Debt	Debt Premium	Total	Stated Interest Rate	Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
Fixed Rate Mortgage Debt
Beaver Valley Mall	$45,426	$—	$45,426	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	51,159	3,699	54,858	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	17,653	396	18,049	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	194,629	—	194,629	5.42%	5.42%	13,510	177,689	2012
Crossroads Mall	12,823	144	12,967	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	42,467	1,766	44,233	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,303	—	3,303	5.00%	5.00%	206	—	2017
Dartmouth Mall	65,432	—	65,432	4.95%	4.95%	4,484	57,594	2013
Exton Square Mall	94,863	1,885	96,748	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	30,893	692	31,585	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	23,832	534	24,366	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall (2)	50,312	1,129	51,441	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	30,893	692	31,585	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	64,072	—	64,072	5.33%	5.33%	4,413	54,965	2015
Metroplex Shopping Center	30,769	—	30,769	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	60,057	—	60,057	4.95%	4.95%	4,115	52,863	2013
New River Valley Mall (2)	15,005	336	15,341	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	26,480	593	27,073	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	17,653	396	18,049	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,447	346	15,793	7.43%	4.99%	1,542	15,049	2008
The Court at Oxford Valley	19,349	—	19,349	8.02%	8.02%	2,319	16,003	2011
Palmer Park Mall	16,392	—	16,392	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	44,574	1,000	45,574	7.43%	4.99%	4,451	43,428	2008
Phillipsburg Mall (2)	26,480	593	27,073	7.43%	4.99%	2,644	25,799	2008
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,270	150,000	2017
Red Rose Commons	12,907	—	12,907	7.66%	7.66%	1,220	12,425	2009
Springfield Park	1,601	—	1,601	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,240	297	13,537	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall (2)	21,184	475	21,659	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	35,466	237	35,703	6.15%	5.75%	2,773	34,335	2009
Viewmont Mall (2)	26,480	593	27,073	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,384	—	6,384	6.77%	6.77%	641	6,129	2008
Willow Grove Park	156,251	—	156,251	5.65%	5.65%	11,083	133,548	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	50,312	1,127	51,439	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Mortgage Debt	1,720,288	16,930	1,737,218	6.26%	5.46%	133,254	1,595,196

Variable Rate Mortgage Debt
Lehigh Valley Mall	75,000	—	75,000	5.75%	5.75%	4,314	75,000	2008
Pavilion East Associates	4,322	—	4,322	8.47%	8.47%	366	3,826	2012
Springfield Mall	38,250	—	38,250	6.23%	6.23%	2,380	38,250	2007

Total Variable Rate Mortgage Debt	117,572	—	117,572	6.01%	6.01%	7,060	117,076

Total Mortgage Debt	$1,837,860	$16,930	$1,854,790	6.25%	5.50%	$140,314	$1,712,272

CONSOLIDATED MORTGAGES	$1,649,278	$16,930	$1,666,208	6.21%	5.38%	$126,190	$1,530,442
UNCONSOLIDATED MORTGAGES	188,582	—	188,582	6.57%	6.57%	14,124	181,830
CORPORATE NOTES	1,148	—	1,148	0.00%	0.00%	—	—
EXCHANGEABLE NOTES	287,500	—	287,500	4.00%	4.00%	11,500	287,500
CREDIT FACILITY	245,000	—	245,000	6.70%	6.70%	16,425	—

Total	$2,371,508	$16,930	$2,388,438	6.02%	5.44%	$156,738	$1,999,772

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	Mortgage Debt represents the properties’ allocated portion of the REMIC.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Goldman Sachs Asset Management (US)	3,881,739
ING Clarion Real Estate Securities, L.P.	2,557,853
Vanguard Group, Inc.	2,535,153
Barclays Global Investors, N.A.	1,938,422
Nomura Asset Management Co., Ltd.	1,395,900
RREEF Real Estate Securities Advisors, L.P.	1,201,538
Perkins, Wolf, McDonnell & Company, LLC	1,168,572
State Street Global Advisors (US)	948,252
J.P. Morgan Investment Management Inc. (New York)	730,201
Neuberger Berman, LLC	602,799

TOTAL of Ten Largest Institutional:	16,960,429
TOTAL of all Institutional Holders:	31,101,937
Ten Largest as % of Total Institutional:	54.5%

(1)	Based on 13F and 13G filings as of 6/30/2007 or most recent filings.

Breakdown of Share & Unit Ownership:	Most Recent	% of Outstanding	December 31, 2006
Shares Held
Institutional (1)	31,101,937	75.2%	27,237,603
Retail (2)	5,278,350	12.8%	9,195,771
Insiders (3)	4,965,503	12.0%	4,811,556

TOTAL	41,345,790	100.0%	41,244,930

(1)	Based on 13F and 13G filings as of 6/30/2007 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of March 31, 2007 (Shares and O.P. Units only). Excludes 330,000 exercisable options. See proxy statement dated April 20, 2007 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). FFO includes the effect of the Company’s redemption of all of its 11% non-convertible Senior Preferred Shares in July 2007.

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises.

We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.